EXHIBIT 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO
SERIES 2001-1 SUPPLEMENT

         This AMENDMENT NO. 2 dated as of July 2, 2003 (this “Amendment”), is by and among H&T RECEIVABLE FUNDING CORPORATION, as Transferor (the “Transferor”), BALLY TOTAL FITNESS CORPORATION, as Servicer (the “Servicer”) and JP MORGAN CHASE BANK (the “Trustee”).

W I T N E S S E T H

         WHEREAS, the entities party hereto are parties to that certain Series 2001-1 Supplement to Pooling and Servicing Agreement, dated as of December 16, 1996 (the “Series 2001-1 Supplement”); and

         WHEREAS, the parties hereto desire to amend the Series 2001-1 Supplement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions. As used herein, capitalized terms used herein and not otherwise defined are used as defined in (or by reference in) the Series 2001-1 Supplement or, if not defined therein, in the Certificate Purchase Agreement (as defined in the Series 2001-1 Supplement).

         A.       Amendments to Series 2001-1 Supplement. The Series 2001-1 Supplement is hereby amended as follows:

         (a)       Section 2 of the Series 2001-1 Supplement is hereby amended by adding the following defined terms thereto:

“Excess Outstanding Certificate Amount” shall mean that portion of the Outstanding Certificate Amount in excess of $100,000,000.

“Partial Amortization Period” shall mean the period beginning on the Partial Amortization Commencement Date and ending on the date upon which the Excess Outstanding Certificate Amount has been reduced to $0.

“Partial Amortization Period Commencement Date” shall mean the first day of the October 2003 Monthly Period or such later date as agreed in writing (with notice to the Trustee) by the Transferor, the Servicer and CIBC, in its capacities as the Managing Agent for and Alternate Transferee in the CIBC Ownership Group.

“Standard Amortization Period” shall mean the period beginning on the Standard Amortization Period Commencement Date and ending on the earlier of (a) the date on which funds sufficient for the payment in full of the Series 2001-1 Certificates have been deposited in the Distribution Account or (b) the Series Termination Date. For purposes of the Agreement not specific to this Series Supplement, a Standard Amortization Period commencing with the Pay-Out Commencement Date shall constitute a “Rapid Amortization Period” for Series 2001-1.

“Standard Amortization Period Commencement Date” shall mean the earlier of (a) the first day of the July 2005 Monthly Period and (b) the Pay-Out Commencement Date.

         (b)       The definitions of “Amortization Period,” “Amortization Period Commencement Date”, “Commitment Amount” and “Revolving Period” as set forth in Section 2 of the Series 2001-1 Supplement are hereby amended and restated in their entirety to read as follows:

“Amortization Period” shall mean the Partial Amortization Period or the Standard Amortization Period, as applicable (it being understood that the effect of either the Partial Amortization Period or the Standard Amortization Period shall be the same for all purposes hereunder until the end of such Partial Amortization Period or Standard Amortization Period, as applicable).

“Amortization Period Commencement Date” means the Partial Amortization Period Commencement Date or the Standard Amortization Commencement Date, as applicable.

“Commitment Amount” shall mean $155,000,000; provided, however, that as of the first day of the October 2003 Monthly Period, the Commitment Amount shall be $100,000,000.

“Revolving Period” shall mean the period from and including the Closing Date to, but not including, the Amortization Period Commencement Date; provided, however, that unless the Standard Amortization Period Commencement Date has occurred, the Revolving Period shall resume on the day after the date on which the Partial Amortization Period ends.

         B.       Absence of Pay-Out Events and Unmatured Pay-Out Events. The Transferor and the Servicer hereby severally represent and warrant that, on and as of the date hereof and on and as of the Effective Date (as defined below), after giving effect to the amendments to the Series 2001-1 Supplement as provided herein, no Pay-Out Event has occurred and is continuing and no event has occurred and is continuing which, if such event remains uncured, will, with the lapse of time, constitute a Pay-Out Event.

         C.       Date; Binding Effect; Ratification; Covenant.

         (a)       The effective date (the “Effective Date”) of this Amendment shall be July 2, 2003 provided that each of the following has occurred:

(i) all parties hereto have executed and delivered counterparts of this Amendment;

(ii) each of the following renewal documents has other been executed and delivered by the parties thereto:

(A) an extension of the Commitment Termination Date under the Certificate Purchase Agreement to June 30, 2004;

(B) an extension of the Commitment Expiry Date under the Liquidity Agreement to June 30, 2004;

(C) an amendment to the definition of “Program Fee Rate” as set forth in the Fee Letter to reflect the amendment described in the commitment letter agreement, dated July 2, 2003, by and among Canadian Imperial Bank of Commerce, the Transferor, BTFC and Lexington Parker Capital Company, LLC; and

(D) receipt by CIBC of the renewal fee described in the commitment renewal letter dated June 26, 2003, by and among CIBC, the Transferor and BTFC;

(iii) the closing of the senior debt offering described in the offering memorandum dated June 18, 2003, including the payment in cash of all offered senior notes;

(iv) the payment in full by BTFC of all of its obligations under the Senior Bank Agreement and the termination of the Senior Bank Agreement; and

(v) the preparation, execution and delivery of a new senior secured revolving credit agreement among BTFC and the financial institutions party thereto containing a commitment of such financial institutions to no earlier than March 2007 and for no less than $75,000,000 and with terms acceptable to CIBC.

         (b)       This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         (c)       On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Series 2001-1 Supplement, and (ii) each reference in the Series 2001-1 Supplement to “this Series 2001-1 Supplement” or “hereof”, “hereunder” or words of like import, and each reference in any other document to the Series 2001-1 Supplement shall mean and be a reference to the Series 2001-1 Supplement, as applicable, as amended or modified hereby.

         (d)       Except as expressly amended or modified hereby, the Series 2001-1 Supplement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

         (e)        Within 30 days of the date hereof, the Transferor shall enter into an amendment to the Interest Rate Cap to reflect the amendments set forth herein, which such amendment shall be in form and substance reasonably satisfactory to the Administrative Agent.

         D.       Miscellaneous.

         (a)       Without limiting the effect of other provisions of the Series 2001-1 Supplement, Sections 23, 24 and 25 of the Series 2001-1 Supplement are hereby incorporated into this Amendment by this reference, with the references in such sections to the Series 2001-1

Supplement applying instead with equal force to this Amendment for purposes of this Amendment.

         (b)       No provision of this Amendment may be modified, terminated or waived without the Managing Agent’s consent. The Managing Agent shall be an express third-party beneficiary hereof.

         (c)       The Managing Agent, on behalf of the Owners in the CIBC Ownership Group, hereby certifies that the Owners in the CIBC Ownership Group constitute 100% of the Invested Amount of the Series 2001-1 Certificates.

[Signatures Follow]

         IN WITNESS WHEREOF, the parties have executed this Amendment by their respective officers thereunto duly authorized as of the date first above written.

                                      H & T RECEIVABLE FUNDING CORPORATION, as
                                      Transferor

                                      By:            /s/ John W. Dwyer
                                            ___________________________________
                                      Name:          John W. Dwyer
                                      Title:         E.V.P., C.F.O.

                                      BALLY TOTAL FITNESS CORPORATION, as
                                      Servicer

                                      By:            /s/ John W. Dwyer
                                            ___________________________________
                                      Name:          John W. Dwyer
                                      Title:         E.V.P., C.F.O.

                                      JP MORGAN CHASE BANK, not in its individual
                                      capacity, but solely as Trustee

                                      By:            /s/ David Contino
                                            ___________________________________
                                      Name:          David Contino
                                      Title:         Trust Officer

The undersigned, as Managing Agent on behalf of the Owners in the CIBC Ownership Group, hereby consents to the execution and delivery of this Amendment.

CANADIAN IMPERIAL BANK OF
COMMERCE, as Managing Agent for the
CIBC Ownership Group

By:            /s/ David Duncan
        ___________________________________________
Name:          David Duncan
Title:         Authorized Signatory

By:            /s/ Robert Castro
        ___________________________________________
Name:          Robert Castro
Title:         Authorized Signatory